Income Taxes (Details 1)	12 Months Ended
	Jul. 01, 2012	Jul. 03, 2011	Jun. 27, 2010
Difference between income taxes computed at the Federal statutory tax rate and the provision for income taxes
US statutory rate	34.10%	34.00%	34.00%
State taxes, net of Federal tax benefit	(0.10%)	0.40%	4.10%
Foreign subsidiaries	(3.70%)	(1.90%)	(4.10%)
Non-controlling interest	(7.30%)	(7.20%)	(3.50%)
Valuation allowance		0.50%	2.80%
Other	(0.30%)	(0.70%)	(3.60%)
Total	22.70%	25.10%	29.70%